UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2024

Welsbach Technology Metals Acquisition Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41183	87-1006702
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4422 N. Ravenswood Ave #1025 Chicago, Illinois	60640
(Address of Principal Executive Offices)	(Zip Code)

(251) 280-1980

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one Right to receive one-tenth of one share of Common Stock	WTMAU	The NASDAQ Stock Market LLC
Common Stock, $0.0001 par value per share	WTMA	The NASDAQ Stock Market LLC
Rights, each exchangeable into one-tenth of one share of Common Stock	WTMAR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

This section describes the material provisions of the Merger Agreement (as defined below) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1. Unless otherwise defined herein, the capitalized terms used below are defined in the Merger Agreement.

The Merger

On November 6, 2024, Welsbach Technology Metals Acquisition Corp., a Delaware corporation (“WTMA”), entered into an Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), by and among WTMA, WTMA Merger Subsidiary LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of WTMA (“Merger Sub”), and Evolution Metals LLC, a Delaware limited liability company (“EM”), which amended and restated that certain Agreement and Plan of Merger, dated as of April 1, 2024.

Pursuant to the Merger Agreement, at the closing (the “Closing”) of the transactions contemplated by the Merger Agreement (the “Business Combination”), Merger Sub will merge with and into EM, with EM surviving as a wholly owned subsidiary of WTMA. In connection with the Closing, WTMA intends to change its name to Evolution Metals & Technologies Corp. (such post-Closing entity is referred to as “New EM”).

Merger Consideration

As consideration for the proposed merger, the holders of EM securities collectively shall be entitled to receive from WTMA, in the aggregate, a number of WTMA securities with an aggregate value equal to (a) for the Company Equityholder (as defined below), $5,103,541,123 of shares of New EM common stock, par value $0.0001 per share (“New EM Common Stock”) and (b) for the Company Minority Equityholders (other than, a Delaware corporation to be formed in connection with the Business Combination that will be a wholly owned subsidiary of New EM following the Closing and will own a portion of the outstanding EM membership units (“US NewCo”)), an aggregate of $829,313,592 of shares of New EM Common Stock, and an aggregate of $25,000,000 of cash, with each Company Minority Equityholder’s portion of such consideration as set forth opposite such Company Minority Equityholder’s name in Section 1.2 of the Company Disclosure Letter.

Representations and Warranties

The Merger Agreement contains customary representations and warranties by EM, on the one hand, and WTMA and Merger Sub, on the other hand. Certain of the representations are subject to specified exceptions and qualifications contained in the Merger Agreement or in information provided pursuant to certain disclosure schedules to the Merger Agreement.

Covenants of the Parties

Under the Merger Agreement, each party agrees to use its commercially reasonable efforts to effect the Closing. The Merger Agreement also contains certain customary covenants by the parties during the period between the signing of the Merger Agreement and the earlier of the Closing or the termination of the Merger Agreement in accordance with its terms, including covenants regarding the conduct of their respective businesses, efforts, access, confidentiality and public announcements, the WTMA proxy statement/prospectus relating to the special meeting of the WTMA stockholders to consider and vote on the Merger Agreement and the Business Combination and the issuance of the shares of New EM Common Stock as part of the consideration in the Business Combination, indemnification of directors and officers, and other customary covenants. The parties also have agreed to the following covenants:

●	Each party is subject to a “no-shop” obligation between signing of the Merger Agreement and the Closing and will not be allowed to solicit or discuss competing transactions with other potential parties during such time period.

●	The New EM board of directors after the Closing will consist of five (5) directors, which shall initially include: (i) three (3) director nominees designated by EM and reasonably acceptable to WTMA; and (ii) two (2) director nominees mutually agreed by WTMA and EM. The two (2) director nominees mutually agreed by New EM and EM shall be the Company Equityholder, who shall serve as the Executive Chairman of the Board of Directors of New EM, and Dominik Oggenfuss. In the event that either of such persons is unwilling or unable to serve as directors of New EM for any reason, WTMA and EM shall mutually agree on a replacement for such person.

●	EM shall deliver to WTMA audited financial statements as of and for the periods ended June 30, 2024, which comply in all material respects with applicable accounting requirements and with rules and regulations of the Securities and Exchange Commission (the “SEC”) (including in respect of Public Company Accounting Oversight Board standards and rules), the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), applicable to a registrant.

Indemnification

Except as otherwise specifically set forth in the Merger Agreement, or in the case of claims against a person in respect of such person’s actual fraud, none of the representations, warranties, covenants, obligations or other agreements in the Merger Agreement or in any certificate, statement or instrument delivered pursuant to the Merger Agreement, including any rights arising out of any breach of such representations, warranties, covenants, obligations, agreements and other provisions, shall survive the Closing. Each such representation, warranty, covenant, obligation and other agreement and such rights shall terminate and expire upon the occurrence of the Effective Time and there shall be no liability after the Closing in respect thereof, except for (a) those covenants and agreements contained in the Merger Agreement that by their terms expressly apply in whole or in part after the Closing and then only with respect to any breaches occurring after the Closing and (b) Article XI (Miscellaneous) of the Merger Agreement.

Conditions to Consummation of the Merger

The consummation of the Merger is subject to customary Closing conditions unless waived, including:

●	the approval by the stockholders of WTMA and equityholders of EM;

●	the registration statement on Form S-4 shall have become effective under the Securities Act, and no stop order or similar order shall be in effect in respect of such registration statement;

●	approvals of any required governmental authorities and the expiration or termination of any anti-trust waiting periods;

●	no law or order preventing the consummation of the proposed merger;

●	WTMA shall have at least $5,000,001.00 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act);

●	the shares of New EM Common Stock to be issued in connection with the proposed merger shall have been approved for listing on Nasdaq;

●	each of the Precedent Transaction Agreements shall have been duly executed, and the actions to be taken at the closing of each Precedent Transaction shall be taken concomitantly with and conditional upon the Closing;

●	for WTMA and Merger Sub, no Company Material Adverse Effect shall have occurred on or after the date of the Merger Agreement; and

●	for EM, the Available Acquiror Cash shall be no less than the Minimum Available Cash Amount.

In addition, unless waived by WTMA, the obligations of WTMA and Merger Sub to consummate the proposed merger are subject to the satisfaction of the following Closing conditions:

●	the representations and warranties of EM contained in Section 4.6(a) (Capitalization of EM) of the Merger Agreement shall be true and correct in all but de minimis respects as of the date of the Closing, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct in all but de minimis respects at and as of such date, except for changes after the date of the Merger Agreement which are contemplated or expressly permitted by the Merger Agreement or the Ancillary Agreements (as defined below);

●	the Company Fundamental Representations (other than the first sentence of Section 4.6(a) of the Merger Agreement, and disregarding any materiality or material adverse effect qualification or exception) shall be true and correct in all material respects, in each case as of the date of the Closing, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct in all material respects at and as of such date;

●	each of the representations and warranties of EM contained in the Merger Agreement (other than the Company Fundamental Representations, and disregarding any materiality or material adverse effect qualifications or exceptions) shall be true and correct as of the date of Closing, except in respect of such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct at and as of such date, except for inaccuracies or omissions that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect; provided, however, that none of the Precedent Transactions, including any actions, acquisitions, mergers, reorganizations and similar changes affecting EM, WTMA or any of their respective businesses or affiliates, shall be deemed an inaccuracy or omission regarding any representation or warranty;

●	each of the covenants of EM to be performed as of or prior to the Closing shall have been performed in all material respects; provided, that a covenant of EM shall only be deemed to have not been performed if EM has materially breached such material covenant and failed to cure within ten (10) days after notice (or if earlier, June 30, 2025); and

●	no Company Material Adverse Effect shall have occurred on or after the date of the Merger Agreement.

Unless waived by EM, the obligations of EM to consummate the proposed merger are subject to the satisfaction of the following Closing conditions:

●	the representations and warranties of WTMA contained in Section 5.12 (Capitalization of WTMA) of the Merger Agreement shall be true and correct in all but de minimis respects as of the date of the Closing, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct in all but de minimis respects at and as of such date, except for changes after the date of the Merger Agreement which are contemplated or expressly permitted thereunder;

●	each of the representations and warranties of WTMA contained in the Merger Agreement (other than Section 5.12 of the Merger Agreement, and disregarding any materiality or material adverse effect qualifications or exceptions) shall be true and correct as of the date of Closing, except in respect of such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct at and as of such date, except for inaccuracies or omissions that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of WTMA or Merger Sub to perform their obligations under the Merger Agreement; provided, however, that none of the Precedent Transactions, including any actions, acquisitions, mergers, reorganizations and similar changes affecting EM, WTMA or any of their respective businesses or affiliates, shall be deemed an inaccuracy or omission regarding any representation or warranty; and

●	each of the covenants of WTMA to be performed as of or prior to the Closing shall have been performed in all material respects.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including:

●	by mutual agreement;

●	for the other party’s uncured breach;

●	if there is a government order preventing the Closing;

●	by either party if the Closing does not occur by June 30, 2025;

●	for the other party’s modification in recommendation to its stockholders or members, as the case may be;

●	by WTMA if approval by EM equityholders is not obtained within five (5) business days after the registration statement on Form S-4 has been declared effective by the SEC and delivered or otherwise made available to such equityholders; and

●	by EM or WTMA if approval by WTMA stockholders of the Merger Agreement and the Business Combination is not obtained by reason of the failure to obtain the required vote at the WTMA stockholders’ meeting duly convened therefor or at any adjournment or postponement thereof.

Trust Account Waiver

Pursuant to the Merger Agreement, EM has agreed that it and its affiliates will not have any right, title, interest or claim of any kind in or to any monies in WTMA’s trust account held for its public stockholders, and has agreed not to, and has waived any right to, make any claim against the trust account (including any distributions therefrom).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (i) have certain limited exceptions, will not survive consummation of the Merger indefinitely unless otherwise stated in the Merger Agreement, and (ii) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding WTMA, its respective affiliates or their respective businesses. The Merger Agreement should not be read alone but should instead be read in conjunction with the other information regarding WTMA or EM, their respective affiliates and their respective businesses included in the filings they make with the SEC.

Amendment No. 1 to Merger Agreement

This section describes the material provisions of the Amendment (as defined below) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.2. Unless otherwise defined herein, the capitalized terms used below are defined in the Merger Agreement.

On November 11, 2024, WTMA entered into an Amendment No. 1 to Amended and Restated Agreement and Plan of Merger (the “Amendment”), by and among WTMA, Merger Sub, and EM, which amended the Merger Agreement in accordance with Section 11.11 of the Merger Agreement.

The Amendment amended and restated certain defined terms in the Merger Agreement and the corresponding consideration schedule in the Company Disclosure Schedule, to clarify that US NewCo will be a holder of membership interests in EM following the proposed merger that is part of the Business Combination.

Ancillary Agreements

This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to the Merger Agreement (the “Ancillary Agreements”) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Ancillary Agreements, copies of each of which are attached hereto as exhibits. Stockholders and other interested parties are urged to read such Ancillary Agreements in their entirety.

Company Equityholder Support and Lock-up Agreement

As a condition and inducement to WTMA’s willingness to enter into the Merger Agreement, William David Wilcox Jr. (the “Company Equityholder”) executed and delivered to WTMA a Support and Lock-up Agreement (the “Company Equityholder Support and Lock-Up Agreement”), dated as of November 6, 2024, by and among the Company Equityholder, WTMA, Welsbach Acquisition Holdings LLC (the “Sponsor”), and the Company Minority Equityholders. Pursuant to the Company Equityholder Support and Lock-up Agreement, the Company Equityholder has agreed, among other things, (i) to vote in favor of the adoption and approval, promptly following the time at which the registration statement on Form S-4 shall have been declared effective and delivered or otherwise made available to WTMA stockholders, of the Merger Agreement and the Business Combination and (ii) not to sell, transfer, convey or assign any Subject Shares (as defined in the Company Equityholder Support and Lock-Up Agreement) until such time to be mutually agreed by the parties hereto after the Closing Date subject to the terms and conditions of the Company Equityholder Support and Lock-up Agreement.

Sponsor Support and Lock-Up Agreement

As a condition and inducement to the EM’s willingness to enter into the Merger Agreement, the Sponsor executed and delivered to EM an Sponsor Support and Lock-up Agreement (the “Sponsor Support and Lock-up Agreement”), dated as of November 6, 2024, by and among the Sponsor, WTMA, EM and the persons set forth on Schedule I thereto. Pursuant to the Sponsor Support and Lock-Up Agreement, the Sponsor has agreed, among other things, (i) to vote (whether pursuant to a duly convened meeting of the WTMA stockholders or pursuant to an action by written consent of the WTMA stockholders) in favor of the adoption and approval, promptly following the time at which the registration statement on Form S-4 shall have been declared effective and delivered or otherwise made available to WTMA stockholders, of the Merger Agreement and the Business Combination and (ii) not to sell, transfer, convey or assign any shares of WTMA Common Stock until such time to be mutually agreed by the parties thereto after the Closing subject to the terms and conditions of the Sponsor Support and Lock-up Agreement.

The foregoing description of the Ancillary Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Ancillary Agreements, which are filed as Exhibit 10.1 and Exhibit 10.2 hereto and incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements. The forward-looking statements are based on the current expectations and beliefs of the management of WTMA and EM, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: WTMA’s ability to complete the proposed Business Combination or, if WTMA does not consummate such Business Combination, any other initial business combination; the risk that the consummation of the proposed Business Combination is significantly delayed; the ability to recognize the anticipated benefits of the proposed Business Combination; the risk that the announcement and consummation of proposed Business Combination disrupts EM’s current plans; New EM’s ability to successfully integrate the business and operations of the target companies (the “Target Companies”) into its ongoing business operations and realize the intended benefits of New EM’s acquisition of the Target Companies; New EM’s ability to secure sufficient funding to successfully rebuild Critical Mineral Recovery, Inc.’s recycling facility with significant expansion on management’s expected timeline and budget, or at all; unexpected costs related to proposed Business Combination; expectations regarding New EM’s strategies and future financial performance, including future business plans, expansion and acquisition plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, product and service acceptance, market trends, liquidity, cash flows and uses of cash, capital expenditures, and New EM’s ability to invest in growth initiatives; satisfaction or waiver (if applicable) of the conditions to proposed Business Combination, including, among other things: (i) approval of proposed Business Combination and related agreements and transactions by WTMA stockholders, the holder of the EM member units and the holders of the equity interests of the Target Companies, (ii) effectiveness of the registration statement on Form S-4, (iii) receipt of approval for listing on Nasdaq Stock Market LLC (“Nasdaq”) the shares of WTMA Common Stock to be issued in connection with proposed Business Combination, and (iv) the absence of any injunctions; that the amount of cash available in the trust account is at least equal to the minimum available cash condition amount; the occurrence of any other event, change or other circumstances that could give rise to the termination of proposed Business Combination; the implementation, market acceptance and success of New EM’s business model and growth strategy; the ability to obtain or maintain the listing of New EM’s common stock on Nasdaq following proposed Business Combination; limited liquidity and trading of WTMA’s public securities; the amount of any redemptions by existing holders of WTMA Common Stock being greater than expected; WTMA’s ability to raise financing in the future; WTMA’s success in retaining or recruiting, or changes required in, our officers, key employees or directors following the completion of proposed Business Combination; WTMA officers and directors allocating their time to other businesses and potentially having conflicts of interest with WTMA’s business or in approving proposed Business Combination; the use of proceeds not held in the trust account or available to us from interest income on the trust account balance; the impact of the regulatory environment and complexities with compliance related to such environment, including New EM’s ability to meet, and continue to meet, applicable regulatory requirements; New EM’s ability to execute its business plan, including with respect to its technical development and commercialization of products, and its growth and go-to-market strategies; New EM’s ability to achieve sustained, long-term profitability and commercial success; operational risks, including with respect to New EM’s use of agents or resellers in certain jurisdictions, New EM’s ability to scale up its manufacturing quantities of its products, New EM’s outsourcing of manufacturing and such manufacturers’ ability to satisfy New EM’s manufacturing needs on a timely basis, the availability of components or raw materials used to manufacture New EM’s products and New EM’s ability to process customer order backlog; New EM’s revenue deriving from a limited number of customers; geopolitical risk and changes in applicable laws or regulations, including with respect to geopolitical risk and changes in applicable laws or regulations, including with respect to New EM’s planned operations outside of the U.S. and Korea; New EM’s ability to attract and retain talented personnel; New EM’s ability to compete with companies that have significantly more resources; New EM’s ability to meet certain certification and compliance standards; New EM’s ability to protect its intellectual property rights and ability to protect itself against potential intellectual property infringement claims; the outcome of any known and unknown litigation and regulatory proceedings, including any proceedings that may be instituted against WTMA or EM following announcement of the proposed Business Combination; the potential characterization of New EM as an investment company subject to the Investment Company Act of 1940, as amended; and other factors detailed under the section entitled “Risk Factors” in the registration statement on Form S-4 filed with the SEC on November 12, 2024. Except to the extent required by applicable law or regulation, WTMA and EM undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

WTMA intends to file with the SEC a registration statement on Form S-4, which will include a document that serves as a proxy statement and prospectus of WTMA, referred to as a “proxy statement/prospectus,” containing information about the proposed Business Combination and the respective businesses of WTMA and EM. WTMA will mail a definitive proxy statement/prospectus and other relevant documents after the SEC completes its review and the registration statement is declared effective. WTMA stockholders are urged to read the preliminary proxy statement/prospectus and any amendments thereto and, when available, the definitive proxy statement/prospectus in connection with the solicitation of proxies for the special meeting to be held to approve the proposed Business Combination, because these documents will contain important information about WTMA, EM, and the proposed Business Combination. The definitive proxy statement/prospectus will be mailed to stockholders of WTMA as of a record date to be established for voting on the proposed Business Combination. Stockholders of WTMA will also be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about WTMA without charge, at the SEC’s website (www.sec.gov). Copies of the proxy statement/prospectus and WTMA’s other filings with the SEC can also be obtained, without charge, by directing a request to: chris@welsbach.sg. The information contained in, or that can be accessed through, WTMA’s website is not incorporated by reference in, and is not part of, this Current Report on Form 8-K.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute (i) a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed Business Combination, or (ii) an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Participants in the Solicitation

WTMA and EM and their respective directors and officers or managers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed Business Combination. WTMA stockholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of WTMA in WTMA’s proxy statement/prospectus. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from WTMA’s stockholders in connection with the proposed Business Combination will be included in the proxy statement/prospectus that WTMA intends to file with the SEC.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
2.1†	Amended and Restated Agreement and Plan of Merger, dated as of November 6, 2024, by and among Welsbach Technology Metals Acquisition Corp., WTMA Merger Subsidiary LLC, and Evolution Metals LLC.
2.2†	Amendment No. 1 to Amended and Restated Merger Agreement and Plan of Merger, dated as of November 11, 2024, by and among Welsbach Technology Metals Acquisition Corp., WTMA Merger Subsidiary LLC, and Evolution Metals LLC.
10.1	Company Equityholder Support and Lock-Up Agreement, dated as of November 6, 2024, by and between William David Wilcox Jr., Welsach Technology Metals Acquisition Corp., Welsbach Acquisition Holdings LLC, and Evolution Metals LLC.
10.2	Sponsor Support and Lock-Up Agreement, dated as of November 6, 2024, by and among Welsbach Technology Metals Acquisition Corp., Welsbach Acquisition Holdings LLC, Evolution Metals LLC and the persons set forth in Schedule I thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Welsbach Technology Metals Acquisition Corp.

Dated: November 13, 2024	By:	/s/ Christopher Clower
Christopher Clower
Chief Operating Officer and Director